UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2004

TeraForce Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11630	76-0471342

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 East Campbell Road, Richardson, Texas	75081

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 330-4960

1

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES

Item 7. Financial Statements and Exhibits.

   (a) Financial Statements of Business to Be Acquired: N/A

   (b) Pro Forma Financial Information: N/A

   (c) Exhibits: N/A

Item 9. Regulation FD Disclosure.

     On April 27, 2004 and April 28, 2004 the Company made presentations to potential stockholders. The presentation is available on the Company’s website at teraforcetechnology.com, under the Investor Relations page.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeraForce Technology Corporation

(Registrant)

Date: May 4, 2004	By: /s/ Herman M. Frietsch

(Signature) Herman M. Frietsch

3